                          BRENTWOOD CREDIT CORPORATION



SCHEDULE NO.   01

TO EQUIPMENT LEASE NO.   CPE-1000-100

DATED   FEBRUARY 8, 1996

LESSEE  CINERGI PICTURES ENTERTAINMENT, INC.

LEASED EQUIPMENT COST   $1,103,258.16



Equipment Data:

QUANTITY        TYPE        MODEL        DESCRIPTION



SEE ATTACHED FOR BREAKDOWN OF EQUIPMENT



Location of Equipment:   MASS.ILLUSION
                         30 RIVERVIEW ROAD
                         LENOX, MA 01240

Term of Schedule: 12 months commencing on April 1, 1996 and continuing to March 31, 1997.

Purchase Option: Upon expiration of the initial term, provided Lessee has given 60 days prior written notice and provided Lessee is not in default of this agreement, Lessee shall have a one time purchase option equal to 5% of the Equipment cost.

Rental Payments:  $97,960.00 per month in advance.  (Lessee is tax exempt).

        Brentwood Credit Corporation, (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.


Lessor:  BRENTWOOD CREDIT               Lessee:  CINERGI PICTURES
         CORPORATION                             ENTERTAINMENT INC.



By:         [SIG]                       By:         [SIG]
   -------------------------               -------------------------

                                                Erick J. Feitshans
Title:       /s/                        Title:    Vice President
      ----------------------                  ----------------------

Date:                                   Date:   19 March 1996
     -----------------------                 -----------------------


1620 26th Street                        2308 Broadway
Suite #290-S                            Santa Monica, CA  90404-2916
Santa Monica, CA  90404

                                 [COMPANY LOGO]
                                Brentwood Credit

                      CINERGI PICTURES ENTERTAINMENT, INC.
                    SCHEDULE 01 TO MASTER LEASE CPE-1000-100
                              EQUIPMENT ATTACHMENT
                                     PAGE 1

QTY             EQUIPMENT DESCRIPTION
- ---             ---------------------

                ATTILA (EASTMAN KODAK INVOICE #012062521)
1               5.12/4.29GB SEAGATE DISK
1               EXTERNAL 4.0GB 4MM DIGITAL AUDIO SCSI TAPE

                GHENGIS (EASTMAN KODAK INVOICE #012062521)
1               64MB FOR CRIMSON

                ASPEN (EASTMAN KODAK INVOICE #012062521)
1               VAULT XL SCSI 4.3 FWD DISKS
1               256MB RAM
1               VAULT XL SCSI BOX WITH EIGHT 4.3GB FWD

                HARLEM (EASTMAN KODAK INVOICE #012062521)
2               VAULT XL SCSI 4.3 FWD DISKS
1               256MB RAM

                JANUS (EASTMAN KODAK INVOICE #012062521)
1               VAULT XL SCSI 4.3 FWD DISKS
1               VAULT XL SCSI BOX WITH EIGHT 4.3GB FWD

                LIBERTY (EASTMAN KODAK INVOICE #012062521)
1               VAULT XL SCSI 4.3 FWD DISKS
1               VAULT XL SCSI BOX WITH EIGHT 4.3GB FWD
4               VAULT XL SCSI 4.3 FWD DISKS

                SPHINX (EASTMAN KODAK INVOICE #012062521)
1               EXTERNAL 4.0GB 4MM DIGITAL AUDIO SCSI TAPE

                NEW MACH 1 (EASTMAN KODAK INVOICE #012062521)
1               INDIGO2 EXTREME GEN. 250 128MB 4GB
1               5.12/4.29GB SEAGATE DISK
1               128MB MEMORY UPGRADE

                          Brentwood Credit Corporation

         1620 26th Street, Suite 290-S, Santa Monica, California 90404

                        310-828-1199  fax: 310-828-7781

                      CINERGI PICTURES ENTERTAINMENT, INC.
                    SCHEDULE 01 TO MASTER LEASE CPE-1000-100
                              EQUIPMENT ATTACHMENT
                                     PAGE 2

                NEW MACH 2 (EASTMAN KODAK INVOICE #012062521)
1               INDIGO2 HIGH IMPACT 250 128MB 4 GB
1               128MB MEMORY UPGRADE
1               5.12/4.29GB SEAGATE DISK

                NEW MACH 3 (EASTMAN KODAK INVOICE #012062521)
1               INDY 200 64M RAM 2 GB SYS
1               UPGRADE MONITOR TO 20"
1               5.12/4.29GB SEAGATE DISK

                NEW MACH 4 (EASTMAN KODAK INVOICE #012062521)
1               INDIG02 EXTREME GEN.250 128MB 4GB
1               54.0/45.5GB SINGLE ENDED EXTERNAL SEAGATE HD
2               128MB MEMORY UPGRADE

                NEW MACH 5 (EASTMAN KODAK INVOICE #012062521)
1               INDY 200 64M RAM 2 GB SYS
2               128MB MEMORY UPGRADE
1               EXB8505XK EXABYTE
1               5.12/4.29GB SEAGATE DISK
1               UPGRADE MONITOR TO 20"

                NEW MACH 6 (EASTMAN KODAK INVOICE #012062521)
1               REFURB. CHALLENGE L 8X150 64M
1               5.12/4.29GB SEAGATE DISK
1               FIRST 1GB SUPER DENSITY MEMORY
1               VAULT XL SCSI BOX WITH EIGHT 4.3GB FWD
1               SCSI-2 10MHZ/16-BIT DIFFERENTIAL MEZZ CARD
1               UPGRADE 2 TO 4.3GB SCSI-2 FAST,W, DIFF SYS DISK

                NEW MACH 7 (EASTMAN KODAK INVOICE #012062521)
1               INDIGO2 HIGH IMPACT 250 128MB 4 GB
2               128MB MEMORY UPGRADE
1               EXB8505XL EXABYTE

                      CINERGI PICTURES ENTERTAINMENT, INC.
                    SCHEDULE 01 TO MASTER LEASE CPE-1000-100
                              EQUIPMENT ATTACHMENT
                                     PAGE 3


2       5.12/4.29GB SEAGATE DISK

        NEW MACH 8 (EASTMAN KODAK INVOICE #012062521)
1       INDIGO2 HIGH IMPACT 250 128MB 4 GB
1       128MB MEMORY UPGRADE
1       EXB8505XL EXABYTE
2       5.12/4.29GB SEAGATE DISK

        NEW MACH 9 (EASTMAN KODAK INVOICE #012062521)
1       INDIGO2 HIGH IMPACT 250 128MB 4 GB
1       128MB MEMORY UPGRADE
1       EXB8505XL EXABYTE
2       5.12/4.29GB SEAGATE DISK

        NEW MACH 10 (EASTMAN KODAK INVOICE #012062521)
1       REFURB. CHALLENGE L 8X150 64M
1       5.12/4.29GB SEAGATE DISK
1       FIRST 1GB SUPER DENSITY MEMORY
1       VAULT XL SCSI BOX WITH EIGHT 4.3GB FWD
1       SCSI-2 10MHZ/16-BIT DIFFERENTIAL MEZZ CARD
1       UPGRADE 2 TO 4.3GB SCSI-2 FAST, W, DIFF SYS DISK

        ADDITIONAL KODAK (EASTMAN KODAK INVOICE #012062521)
1       CHALLENGE VAULT XL SCSI EXPANSION RACK
1       MODEM FOR IMAGE STATION
1       110 VAC PROGRAMMING TERMINAL
3       CINEON CALIBRATED 20" MONITOR
1       MONITOR CALIBRATION KIT
1       ASX-200 BACKBONE SWITCH
4       OC-3C/STM 1 NETMOD COPPER
6       EISA ATM COMPUTER INTERFACE COPPER
1       GIO ATM COMPUTER INTERFACE COPPER
7       VME ATM COMPUTER INTERFACE COPPER

                      CINERGI PICTURES ENTERTAINMENT, INC.
                    SCHEDULE 01 TO MASTER LEASE CPE-1000-100
                              EQUIPMENT ATTACHMENT
                                     PAGE 4


                CABLETRON (INVOICES 813737A & 814555A)
2               FPIM-02, FDDI PRT INT MOD CAT5 UTP
1               EXS-1320-F600, ESX - 1320 BRIM-F6 COMB

                TECHNICHE (INVOICE 2265)
2               POWERMAC 8500 WORKSTATION 16/1GB
7               APPLE 17" MULTISYNC MONITOR 1705
7               APPLE EXTENDED KEYBOARD
8               MEMORY UPGRADE 32MB DIMM
2               MEMORY UPGRADE 16MB DIMM
5               POWERMAC 7500 WORKSTATION CD16/1G
5               POWERMAC POWERBOOK 5300CS 16/750
5               GLOBAL VILLAGE PLATINUM PRO MODEMS FOR
                POWERBOOKS
5               TARGUS ENCORE, PB CASE, NYLON
1               DIGITAL CAMERA KODAK 50C
1               HP 5MP PRINTER
3               US ROBOTICS, EXT MODEMS (28.8)
1               16MB MEMORY UPGRADE FOR 5300CS POWERBOOK
1               FARGO 310E 12X20 DYE SUBLIMATION PRINTER W/PS LEV2,
                AUTOSWCHNG
1               FARGO 310E CONSUMABLES: FOR PRINTS, VARIOUS
1               NIKON SUPER COOLSCAN, MAC
1               NIKON COOLSCAN, MAC
1               ZIP DRIVE, 1OMEGA 100 MB BACKUP DEVICE W/10 DISKS
2               JAZ DRIVE, MICRONET, 1GB BACKUP W/EXTRA DISKS
2               75MHZ PENTIUM BASED CLONES, 16RAM/850HD, FLOPPY, PCI
                VIDEO, 4XCD, 16 BIT ETHERNET, 14" VGA MONITOR, KB,
                MOUSE, WIN 95
2               POWERMAC 8100/100 24MB
2               RADIUS VIDEO VISION
2               APPLE 15" MSCAN MONITORS
2               RADIUS VIDEO VISION STUDIO, 4G AV RAID ARRAY,
                EXTERNAL, W/FWB JACKHAMMER SCSI ACCELLERATOR BD

                      CINERGI PICTURES ENTERTAINMENT, INC.
                    SCHEDULE 01 TO MASTER LEASE CPE-1000-100
                              EQUIPMENT ATTACHMENT
                                     PAGE 5

2               ADTRAN EXPRESS 128 ISDN TERMINAL & TRANS TALK LT ROUTER

                ANIXTER (INVOICE 352-052126)
1               LOT VARIOUS CABLES AND CONNECTOR

                ALT SYSTEMS (INVOICE 39603)
1               PARITY UPGRADE FOR ALT SYSTEMS DRIVER

                SONY (INVOICE MASS9501)
1               BVW-75 BETACAM SP STUDIO RECORDER/PLAYER W/DT
1               DCR-VX1000 CONSUMER DIGITAL CAMERA

                AVID TECHNOLOGY, INC. (INVOICE M1417)
2               9GB RMAG DRIVE (SN-AR14162, AR14172)
1               24 FPS/30FPS EDIT OPTION
1               UPG,MSP TO MC4000 (SN-1245)
1               CPU,AMP,48MB

                KINGSTON (INVOICE LG3602)
2               DS500-SR
8               DC500-DCW2
16              DX100-35/KIT
16              ST1515OWD

      [BRENTWOOD CREDIT CORPORATION LOGO]     BRENTWOOD CREDIT CORPORATION


MASTER EQUIPMENT LEASE NO. CPE-1000-100
                           ------------

This Master equipment Lease dated FEBRUARY 8, 1996 (the "Master Equipment Lease"), is entered into between Brentwood Credit Corporation ("Lessor"), 1620 26th Street, Suite 290-S, Santa Monica, California 90404 and

                        CINERGI PICTURES ENTERTAINMENT, INC.        ("Lessee"),
- --------------------------------------------------------------------
                        2308 BROADWAY
- -----------------------------------------------------------------------------
                        SANTA MONICA, CA 90404-2916
- -----------------------------------------------------------------------------

        In consideration of the mutual agreements hereinafter set forth and the payment of rent as hereinafter provided, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, all of the tangible or intangible personal property which may include such items as general equipment, computer hardware, software, and services, described in each Schedule ("Schedule") executed from time to time pursuant to this Master Equipment Lease (with respect to any Schedule, herein called "Equipment") subject to the terms and conditions set forth below. Each Schedule shall constitute a separate "Lease" incorporating by reference this Master Equipment Lease, and any amendments, addenda, supplements or riders hereto.


        1. TERM, RENTAL AND NOTICE   (a) The term of this Master Equipment Lease
shall commence on the date set forth above and shall continue in effect thereafter so long as any Schedule entered into hereunder remains in effect.
The lease term for any Schedule shall commence on the date on which Equipment is accepted for delivery by Lessee ("Commencement Date"), and shall remain in force until the Initial Expiration Date set forth in such Schedule ("Initial term"), unless extended pursuant to the terms hereof. This lease shall be automatically extended for consecutive terms of one (1) calendar quarter on the Initial Expiration Date, unless either party give written notice of its intention to terminate this Lease to the other party not less than 90 days nor more than 180 days prior to the Initial expiration Date or successive periods, as the case may be.
     (b) Lessee agrees to pay the total rental for the entire lease term, including all extensions hereof, plus such additional amounts as may arise pursuant to the terms and conditions of this Lease. During the term of this Lease, the payments of rental for each item of Equipment, as set forth in the applicable Schedule, shall be due and payable monthly in advance on the Commencement Date and on the same day of each month thereafter to the address of Lessor specified in this Lease. If any payment to be made by Lessee hereunder is due on a day on which banks are not open for the transaction of business, Lessee shall make such payment to Lessor on the first preceding day on which such banks are open. If Lessee defaults in the payment of any amount due under this Lease, Lessee shall pay interest thereon from the date due until the date of payment at the lower of 18% per annum and the highest rate permitted by law.
     (c) Notices shall be deemed given on the earlier of receipt, or three
(3) days after mailing, if mailed by certified mail, postage prepaid, to an officer of each party at the address or addresses of such party specified in this Lease, with the right of either party to change, by notice to the other, its address for the foregoing purposes.

        2. PURCHASE, DELIVERY AND ACCEPTANCE, AND LESSOR'S WARRANTIES
        (a) Lessee acknowledges, warrants and represents that it has selected the equipment based on its own judgment, has requested Lessor to purchase same from the manufacturer/licensor or other "supplier" thereof and expressly disclaims any reliance made upon prior statements made by Lessor. Lessee acknowledges and agrees that neither the manufacturer, supplier, nor any salesman, representative or other agent of the manufacturer or supplier, is an agent of Lessor nor are any of the above authorized to waive or alter any term or condition of this lease. No representation by the manufacturer or supplier shall in any way affect Lessee's duty to pay rent and perform its other obligations as set forth in this lease.
        (b) Delivery of equipment under this lease shall be deemed complete and such equipment shall be deemed unconditionally accepted by Lessee for all purposes of this lease upon the earlier of the execution by Lessee of the delivery certificate, or seven (7) days after delivery of Equipment by supplier which shall be conclusive proof that Lessee has examined such equipment and Lessee is fully satisfied therewith.
        (c) EXCEPT AS EXPRESSLY SET FORTH HEREIN, LESSOR MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THIS LEASE OR THE EQUIPMENT,
AND EXPRESSLY DISCLAIMS AND LESSEE EXPRESSLY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES (WHETHER STATUTORY OR OTHERWISE), EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, (i) ANY IMPLIED WARRANTY OF MERCHANTABILITY; (ii) ANY IMPLIED WARRANTY THAT THE EQUIPMENT IS FIT FOR ANY PARTICULAR PURPOSE; (iii) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE; (iv) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, EXCLUDING THOSE ARISING FROM LESSOR'S GROSS NEGLIGENCE IN ACTUALLY OPERATING ANY EQUIPMENT; AND (v) ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING STRICT OR ABSOLUTE LIABILITY IN TORT. LESSEE LEASES THE EQUIPMENT "AS-IS, WHERE-IS" AND LESSOR SPECIFICALLY MAKES NO WARRANTIES AS TO THE QUALITY OF MATERIALS OR WORKMANSHIP OR THE CONFORMITY THEREOF TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER OR AGREEMENT RELATING THERETO. Lessor hereby assigns to Lessee all assignable warranties of the manufacturer/licensor during the lease term. Lessee shall, at its expense, take all reasonable action to enforce such warranties. Lessor, at Lessee's expense, shall provide reasonable assistance to Lessee in enforcing such warranties.

      3. TITLE   Lessor or its assigns warrant that it will have, at the time of delivery hereunder of each item of Equipment, title or rights to title thereto, and to the extent that any software license conveys title or use to licensee said title or use shall be conveyed to lessor. Lessee will, upon request of Lessor from time to time, affix to the Equipment, in a prominent place, tags, plates, decals or labels supplied by Lessor indicating the ownership of, and other interests in, the Equipment. From time to time, upon request of Lessor, Lessee shall file, record, re-file and re-record this Lease and/or any applicable Uniform Commercial Code financing statement or similar instrument in respect of this Lease evidencing the respective interests of Lessor and its successors and assigns in the Equipment, the rentals and any other sums to be paid by Lessee hereunder. Lessee, at its expense, shall keep the Equipment and this Lease free and clear, and indemnify and hold Lessor harmless from, all levies, liens and encumbrances whatsoever, except any thereof caused by Lessor and/or its successors and assigns, and shall give Lessor immediate written notice thereof. Lessee agrees that this Lease constitutes a lease of the Equipment and the Software only and nothing contained herein shall give or convey to Lessee any right, title or interest in or to the Equipment and software except as a Lessee herein.


      4. CARE AND USE OF EQUIPMENT Lessee shall maintain the Equipment in fit and merchantable condition, working order, repair and appearance, shall not make modification, alteration or addition to the equipment (other than normal operating accessories or controls) without the consent of Lessor, which shall not be unreasonably withheld, shall not so affix the Equipment to realty so as to change its nature to real property and agrees that the Equipment shall remain tangible personal property at all times regardless of how attached or installed. Lessee shall keep the Equipment at the location shown on the applicable Schedule, and shall not remove the Equipment from such location without the consent of Lessor, which shall not be unreasonably withheld. All modifications, repairs, alterations, additions, operating accessories and controls (except those purchased by Lessee which can be removed from the Equipment without causing material damage or impairment of the value or intended function or use of the Equipment) shall accrue to the Equipment and become the property (Lien free) of Lessor. Lessor and its agents or representatives may inspect the Equipment, Lessee's equipment log and maintenance records upon prior notice during normal business hours, subject to Lessee's reasonable security requirements. Lessee agrees to enter into a prime shift standard maintenance contract with the manufacturer/licensor or any other provider approved by Lessor.


      5. NET LEASE AND TAXES (a) This Lease constitutes a net lease and Lessee agrees that its obligations under this Lease are absolute and unconditional, and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due, by reason of any past, present or future claim which Lessee may have against Lessor, its successors or assigns, the manufacturer or other supplier of the Equipment or any person whatsoever.
      (b) During the term of this Lease, Lessee shall pay Lessor, and agrees to indemnify and hold Lessor harmless from and against, any and all sales, use personal property, gross income, gross receipts, leasing, stamp or other taxes, levies, imposts, duties, charges or withholdings of any nature when they become due (excluding Federal or State net income taxes), together with any penalties, fines or interest thereon not arising from negligence on the part of Lessor or anyone claiming by or through Lessor, license and registration fees, and similar charges imposed against Lessor or Lessee, or upon the Equipment, by any Federal, State or local government or taxing authority upon the ownership, delivery, lease, possession, rental, use, operation, return, sale or other disposition thereof hereunder or in connection herewith, or upon the rentals, receipts or earnings arising therefrom, or with respect to any Schedule. To the extent lawfully permitted, Lessee agrees to promptly file or cause to be filed all personal property tax returns with respect to any Schedule. To the extent lawfully permitted, Lessee agrees to promptly file or cause to be filed all personal property tax returns with respect to the Equipment and to promptly provide the lessor with copies of any such filings. In the event that Lessor is required to file any such returns, Lessee shall promptly advise Lessor thereof and cooperate with and provide such assistance to Lessor in connection therewith as Lessor may require.


      6. INDEMNITY Lessee shall and does hereby agree to indemnify and save Lessor and its successors and assigns harmless from and against any and all loss (including any loss of tax benefits), claims, expenses, damages or liabilities, (including negligence, tort and strict liability), including attorneys' fees, arising out of or pertaining to this Lease or any item of equipment, including, without limitation, the ownership, selection, possession, leasing, renting, operation, control, use, storage, maintenance, delivery and return of the Equipment, and claims for property damage or personal injury arising in strict liability or negligence. The indemnities and covenants contained in this Lease shall survive the termination of any Schedule under this Lease.


      7. INSURANCE At its expense, Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever in an amount ("Stipulated Loss Value") not less than the greater of replacement value of the Equipment of 120% of the aggregate remaining rental payments of the Equipment as of the relevant date of determination, provided that the amount of such insurance shall be sufficient so that neither Lessor, its successors or assigns, nor Lessee will be a co-insurer. With Lessor's consent Lessee may self-insure software and bear all risks of loss. Lessee also shall carry general comprehensive liability insurance in an amount not less than $1,000,000 covering the Equipment. All such insurance shall be in form and with companies satisfactory to Lessor. All insurance for loss or damage shall provide that losses, if any, shall be payable to Lessor, its successors and assigns, and Lessee, as their respective interests may appear, and all such liability insurance shall provide that Lessor and its successors and assigns shall be named as additional insureds. Lessee shall pay the premiums for such insurance and deliver to Lessor evidence satisfactory to Lessor of the insurance coverage required hereunder. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that it will give Lessor and any other additional insured or loss payee at lease 30 days' prior written notice of the effective date of any alteration or cancellation of such policy. Lessee shall be responsible for promptly making claims for any loss or damage with respect to the Equipment and Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to receive payment of and execute and endorse all documents, checks or drafts received in payment for any loss or damage under any insurance policy.


      8. RISK OF LOSS From the date the Supplier ships the Equipment to Lessee or the date Lessor confirms Lessee's purchase order or contract to Supplier, Lessee, hereby assumes and shall bear the entire risk of loss for theft, damage, destruction or other injury to the Equipment from any and every cause whatsoever. NO SUCH LOSS OR DAMAGE SHALL IMPAIR ANY OBLIGATION OF LESSEE UNDER THIS LEASE WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT. In the event of damage or loss to the Equipment (or any part thereof) and irrespective of payment from any insurance coverage maintained by Lessee, but applying full credit therefor, Lessee shall at the option of Lessor, (a) place the Equipment in good repair, condition, and working order, or (b) replace the Equipment (or any part thereof) with like equipment in good repair, condition and working order and transfer clear title to such replacement equipment to Lessor whereupon such replacement equipment shall be deemed the Equipment for all purposes; or (c) pay to Lessor the total aggregate remaining rentals discounted to its present value at a discount rate equal to the one year Treasury Bill at the date the Schedule was accepted by Lessor and any other amounts due and owing hereunder at the time of such casualty plus an amount calculated by Lessor which is equal to the Fair Market Value of the Equipment at the end of the lease term.

      9. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the case of the failure of Lessee to comply with any provision of this Lease, after giving Lessee ten (10) days' prior written notice to cure such noncompliance, Lessor shall have the right, but shall not be obligated, to cure such noncompliance. In such event, all monies spent by the expenses of Lessor in effecting such compliance, including interest accrued thereon, shall be deemed to be additional rental and shall be due and payable immediately.

     10. OTHER COVENANTS AND WARRANTIES OF LESSEE (a) Lessee agrees that the application, statements and financial reports submitted by it to Lessor are material inducements to the execution by Lessor of this Lease, and Lessee warrants that such application, statements and reports are, and all information hereafter furnished by Lessee to Lessor will be, true and correct in all material respects as of the date submitted. Lessee agrees to furnish promptly to lessor the annual financial statements of Lessee, certified by independent certified public accountants.

        (b) Lessee warrants that (i) Lessee has full power to enter into and perform this Lease; (ii) this Lease has been duly authorized, executed and delivered by Lessee and constitutes the valid and binding agreement of Lessee enforceable against Lessee in accordance with its terms; and (iii) Lessee has obtained all necessary consents to enter into the Lease pursuant to the terms hereof. Lessee agrees to procure for Lessor such reasonable evidence of Lessee's authority, including without limitation, copies of necessary consents, as Lessor may request.

        (c) LESSEE AGREES NOT TO ASSIGN, SUBLET OR OTHERWISE TRANSFER ITS RIGHTS HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

        (d) Lessee shall not change its name or address from that set forth above, unless it shall have given Lessor or its assigns no less than thirty (30) days' prior written notice; Lessee, if an organization, shall not merge or consolidate with any other person or entity or change its identity.

     11. DEFAULT. If any one of the following events (each of which is herein called an "Event of Default") shall occur: (a) Lessee shall default in the payment of any rental or in making any other payment hereunder when due and such default shall continue for five (5) days; (b) Lessee shall beach any representation, warranty, or covenant hereunder; (c) Lessee shall default in the performance of any other agreement hereunder and such default shall continue for five (5) days after either written notice thereof to Lessee by Lessor or Lessee has actual knowledge of such default; (d) Lessee shall have engaged in the unauthorized reproduction, distribution, or disclosure of any software related trade secrets, methods of expression or other proprietary information related thereto; (e) Lessee becomes insolvent or makes an assignment for the benefit of creditors; (f) Lessee applies for or consents to the appointment of a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of its assets, or such receiver, trustee, conservator or liquidator is appointed without the application or consent of Lessee; (g) a petition is filed by or against Lessee under the Bankruptcy Act or any amendment thereto (including, without limitation, a petition for reorganization, arrangement or extension) or under any other insolvency law or laws providing for the relief of debtors; (h) a substantial part of the Lessee's assets or any item of Equipment becomes subject to any levy, seizure, attachment, assignment of sale for or by any person or governmental agency; (i) Lessee creates, incurs, assumes or suffers to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Lease or any of Lessor's interests thereunder; or (j) Lessee suffers an adverse material change in its financial condition from the date hereof and as a result thereof Lessor deems itself or any of its Equipment to be insecure. Then, if and to the extent permitted by the applicable law, Lessor shall have the right to exercise any one or more of the remedies hereinafter provided.

     12. REMEDIES. Upon the occurrence of any Event of Default with respect to any item of Equipment under a Schedule and at any time thereafter, Lessor, may in its discretion, do one or more of the following: (a) terminate the applicable Schedule upon notice to Lessee; (b) declare all unaccrued monthly rental under such Schedule for the remainder of the Initial Term, or any extended term then in effect, immediately due and payable and Lessee shall pay same, discounted to its then present value (using an interest rate equal to that of a 1 year Treasury Bill at the date the Schedule was accepted by the Lessor) to the earlier of the date Lessor obtains possession of the Equipment and the date Lessee makes effective tender thereof to Lessor; (c) Lessor is entitled to immediate possession of all equipment and Lessee shall return all equipment to Lessor in accordance to Paragraph 14 thereof; and (d) exercise any other right or remedy which may be available to it under the California Uniform Commercial Code or other applicable law. In addition to the forgoing, Lessor shall be entitled to recover from Lessee: (i) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Equipment or in unwinding any financial instrument relating in whole or in part to Lessor's financing of the Equipment; (ii) any other losses (including lost profits), damage, expense, cost or liability which Lessor suffers or incurs as a result of an Event of Default and/or termination of the Lease including an amount sufficient to fully compensate Lessor for any loss of or damage to Lessor's residual interest in the Equipment caused by Lessee's default; and
(iii) any loss, cost, expense or liability sustained by Lessor due to Lessee's failure to redeliver the Equipment in the condition required by this Lease. No remedy referred to in this Section 12 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee, or a waiver of any of Lessor's rights.

        13. ASSIGNMENT. (a) Subject to Lessee's rights under this Lease, Lessor may at any time and without Lessee's consent (i) sell, assign or transfer this Lease, the Equipment and any rental and other sums due or to become due hereunder, or any rights to or interest in any part of the foregoing to a third party ("Lessor's Assignee") and/or (ii) grant security interests over the Equipment and over the benefit of this Lease to a lender ("Lessor's
Lender") as security for Lessor's
obligations to Lessor's Lender. Lessee acknowledges that neither any such assignment of Lessor's interest, nor any such granting of security interests and the enforcement by Lessor's Lender of its rights of foreclosure or otherwise will materially change Lessees duties of will materially increase the risk or burden imposed on Lessee by this Lease.
     (b) Lessee agrees to promptly execute all acknowledgments, consents, agreements and other instruments, and deliver legal opinions, as Lessor may require to effect such assignments and/or grants of security interests and to confirm Lessee's obligation under the Lease, at Lessee's expense.
     (c) Lessor's Assignee and/or Lessor Lender shall have, to the extent transferred or assigned to it, all rights, powers, privileges and remedies of Lessor hereunder. Lessee agrees that no such Lessor's Assignee and/or Lessor's Lender shall assume any obligation of Lessor hereunder (except for the application pursuant hereto of any insurance or other proceeds) and the obligations of Lessee hereunder shall not be subject, as against any such person, to any defense, set-off or counterclaim available to Lessee against Lessor, and that the same may be asserted only against Lessor. Lessee hereby expressly acknowledges that its rights in and to the Equipment are expressly subject and subordinate to the rights of Lessor, Lessor's Assignee and/or Lessor's Lender.
     (d) Any such assignment of grant of security interest by Lessor shall be made subject to the rights of Lessee under this Lease. Subject to the full, complete and timely performance and observance of each and every obligation on the part of Lessee under this Lease, Lessor warrants that no person holds a claim to or interest in the Equipment that arises from an act or omission of Lessor which will interfere with Lessee's enjoyment of its leasehold interest in the Equipment.

     14. REDELIVERY   Upon termination of this lease, Lessee shall, at its
expense, deinstall, pack in accordance with manufacturer's specifications using such manufacturer's packing materials and deliver the Equipment, in whole and not in part, at an address specified by Lessor, in the same condition as received, ordinary wear and tear from proper use excepted, including eligibility for manufacturer's then-current prime shift standard maintenance contract. If the equipment manufacturer is IBM and unless IBM Equipment is designated herein as "unbanded", Lessee agrees that such Equipment which is subject to IBM Invisible Transit Damage policy shall be "banded" in that untampered IBM transit seals shall be present thereon upon delivery. Failure to deliver banded Equipment shall constitute a failure to deliver hereunder, unless the Equipment is inspected and recertified for Maintenance Service Qualifications by IBM at the delivery location on or prior to the delivery date. Lessee shall pay all costs associated with the foregoing.

     15. COUNTERPARTS Each executed copy of the Master Equipment Lease shall be an original. There shall be two (2) signed and consecutively numbered counterparts of each Schedule. To the extent that any Schedule constitutes chattel paper (as that term is defined by the California Uniform Commercial
Code), a security interest only may be created in "Counterpart No. 1".

     16. MISCELLANEOUS THIS MASTER EQUIPMENT LEASE AND EACH SCHEDULE ISSUED HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Lessor and Lessee intend this Master Equipment Lease and each Schedule issued hereunder to be valid and subsisting legal instruments, and no provision of this Master Equipment Lease or any Schedule issued hereunder which may be deemed unenforceable shall in any way invalidate any other provision or provisions of this Master Equipment Lease or any Schedule issued hereunder shall be binding upon and inure to the benefit of the parties, their successors and assigns.
     ATTORNEYS' FEES    Lessee shall reimburse Lessor for all
charges, costs, expenses and attorneys' fees, incurred by Lessor; (a) in defending or protecting its interests in the Equipment; (b) in the execution, delivery, administration, amendment and enforcement of this Lease or the collection of any installment of Rent under this Lease, and; (c) in any lawsuit or other legal proceeding to which this Lease gives rise, including, but not limited to, actions in tort.

     17. ENTIRE AGREEMENT AND AMENDMENT   This Master Equipment Lease and any
Schedule issued hereunder contains the entire agreement between the parties with respect to the Equipment, and may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought. LESSEE'S INITIALS_______________.


                      BRENTWOOD CREDIT CORPORATION, Lessor

                      By:    /S/ (SIG)
                         ------------------------------

                      Title:  CFO
                         ------------------------------


                          CINERGI PICTURES ENTERTAINMENT Inc., Lessee
                          ______________________________________

                      By:    /s/ Erick J. Feitshans
                             -----------------------------------
                             Erick J. Feitshans

                      Title: Vice President
                              -----------------------------------

           Lessee's Address: 2308 Broadway
                             ------------------------------------
                             SANTA MONICA, CA 90404-2916

                             ------------------------------------

                                                            Exhibit  __________


Addendum No.:  01

To:  Schedule No.:  01

To Equipment Lease No.: USC-1000-100

LESSEE:  CINERGI PICTURES ENTERTAINMENT, INC.


                                    ADDENDUM


The following changes reference Master equipment Lease No. CPE-1000-100:

Section 1. Term, Rental and Notice

In line five (5), delete the sentence beginning with the words "This Lease shall be automatically extended", and replace the sentence with "This Lease will terminate at expiration, unless notice is received to the contrary by Lessor not less than 60 days nor more than 180 days prior to the initial Expiration Date".

Section 4. Care and Use of Equipment

In line twelve (12), delete the words "prime shift".

In line thirteen (13), add to the end of the paragraph a sentence that reads:
"Provided no default or breech of any contractual commitments has occurred, Lessee has the right to peaceful and quit enjoyment of Equipment through the term of the Lease".

Section 5. Net Lease and Taxes

In line twelve (12), after the sentence ending "respect to any Schedule.", add the following words: "If applicable,".

Section 6. Indemnity

In line six (6), after the word "negligence" add the words "with the exception of Lessor's gross negligence".

Section 7. Insurance

In line sixteen (16), after the words "insurance policy" add the words "during the term of the lease".

Section 8.  Risk of Loss

In line six (6), delete the words "Lessee shall at the option of Lessor", and replace with "Lessee in consultation with Lessor"

Section 11. Default

In line sixteen (16), delete sentence (j) starting with the words "Lessee suffers an adverse material change".

Section 13.  Assignment

In the ten (10) delete the words "at Lessee's expense.

Section 14. Redelivery

In line four (4), delete the remaining paragraph beginning with "If the equipment".


Section 16.  Miscellaneous

In line nine (9) the words "Attorney's Fees" add the words "Assuming Lessor prevails", and after the words "expenses and" add the word "reasonable".




Dated:  March 5, 1996                   By:     /s/ [SIG]
      ---------------                        ---------------
                                        Title:  CFO
                                             ---------------

                                        Cinergi Pictures Entertainment, Inc.
Dated:  4 March, 1996                   By:     /s/ [SIG]
      ---------------                        ---------------------
                                        Title:  Erick J. Feitshana
                                                Vice President
                                             ---------------------

Addendum No.:  02

To:  Schedule No.:  01

To Equipment Lease No.:  CPE-1000-100

Lessee:  Cinergi Pictures Entertainment, Inc.


                                    ADDENDUM

The following additions and changes reference Equipment Lease Schedule 1:

        1) Assuming receipt of signed, mutually agreeable documentation, Lessor acknowledges as contractual consideration to make all required vendor payments associated with this lease;

        2) Provided Lessee is not in default, and assuming timely receipt of written notice to exercise the Purchase Option as outlined in this Schedule, Lessor agrees to file within 30 days from receipt of payment a UUC3 statement. Lessor then reconveys to Lessee any and all rights, title and interest in and to every aspect of the equipment;

         3) Lessor agrees paragraph 14 to the Master Equipment Lease (Redelivery) becomes null & void in the event Lessee provides notice and exercises the Purchase Option;

         4) At the sole discretion of Lessor and/or its Assigns, Lessee may assign its interest in the Lease to a third (3rd) party. Lessee shall remain primarily liable unless said third party assumes such obligation in writing, is a financially responsible party, and Lessor and/or it Assigns agree in writing.


                                        Brentwood Credit Corporation
Dated:  March 5, 1996                   By:  /S/ [SIG]
      ---------------                        ---------------
                                        Title:    CFO
                                             ---------------


                                        Cinergi Pictures Entertainment, Inc.
Dated:   4 March 1996                   By:
      ---------------                        ---------------
                                        Title:  Erick J. Feitshans
                                                Vice President
                                             ----------------

                                                             Exhibit 10



                            [BRENTWOOD CREDIT LOGO]

                      DELIVERY AND ACCEPTANCE CERTIFICATE



LESSEE:      CINERGI PICTURES ENTERTAINMENT, INC.

ADDRESS:     2308 BROADWAY

             SANTA MONICA, CA 90404-2916

LEASE AGREEMENT DATE:           FEBRUARY 8, 1996

LEASE SCHEDULE NO:              01

RENTAL PAYMENT:                 $97,960.00




Lessee certifies that effective 19 March 1996, the leased property as set forth on the above referenced lease agreement has been received and accepted by us and is installed, tested and ready for use, and that billing to the lease per the terms and conditions of this lease agreement is appropriate and acceptable.

Interim rent will not be charged. E.J.F.

BY:  /S/ [SIG]
   -----------------------------

        ERICK J. FELTSHANS
TITLE:   VICE PRESIDENT
      --------------------------

DATE:   19 MARCH 1996
      --------------------------




                          Brentwood Credit Corporation
        1620 26th Street, Suite 290-S, Santa Monica, California 90404
                        310-828-1199  fax: 310-828-7781